SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC   20549

                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  June 19, 1996



                           BURLINGTON NORTHERN INC.

            (Exact name of registrant as specified in its charter)



Delaware                         1-8159                    41-1400580

(State of other jurisdiction     (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)



               3800 Continental Plaza
               777 Main Street
               Fort Worth, Texas                         76102-5384

          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code:  (817) 333-2000


                                Not Applicable

        (Former name or former address, if changed since last report)



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Item 4.          Changes in Registrant's Certifying Accountant

(a)     Previous independent accountants

(i) On June 19, 1996, Burlington Northern Inc. ("the Registrant") dismissed Coopers & Lybrand L.L.P. as its independent accountants.

(ii) The reports of Coopers & Lybrand L.L.P. on the Registrant's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Registrant's Audit and Executive Committees participated in and approved the decision to change independent accountants.

(iv) In connection with the Registrant's audits for the two most recent fiscal years and through June 19, 1996, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through June 19, 1996, there have been no reportable events (as defined in Regulation S-K
        Item 304(a)(1)(v)).

(vi) The Registrant has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 25, 1996 is filed as Exhibit 16 to this Form 8-K.


(b)     New independent accountants.

(i) The Registrant engaged Price Waterhouse LLP as its new independent accountants as of June 20, 1996. During the two most recent fiscal years and through June 19, 1996, the Registrant has not consulted with Price Waterhouse LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).


Item 7.          Financial Statements and Exhibits

        See Index to Exhibits on page E-1 for a description of the exhibits filed as a part of this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Burlington Northern Inc.
                                   (Registrant)



                                   By: /s/ Thomas N. Hund

                                   Thomas N. Hund
                                   Vice President and Controller
                                   (On behalf of the Registrant and as
                                     Principal Accounting Officer)









Schaumburg, Illinois
June 26, 1996

                           BURLINGTON NORTHERN INC.

                              INDEX OF EXHIBITS




Exhibit 16          Letter re change in certifying accountant.




                                     E-1